                                                                      EXHIBIT 99


                               THE BRINK'S COMPANY
                                and Subsidiaries

                 Condensed Consolidated Statements of Operations
                                   (Unaudited)




                                                                     2005 Quarters                          2004 Quarters
                                                                                      Full                                   Full
(In millions, except per share amounts)                    1st    2nd    3rd    4th   Year       1st    2nd    3rd   4th     Year
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                             $    601.1  633.5  651.3  663.1 2,549.0     540.0  551.2  580.3 606.0  2,277.5

Expenses:
Operating expenses                                        486.4  525.7  500.5  529.2 2,041.8     428.7  440.5  452.0 469.5  1,790.7
Selling, general and administrative expenses               87.2   91.1  112.4  116.1   406.8      83.3   86.7   87.3 103.2    360.5
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                         573.6  616.8  612.9  645.3 2,448.6     512.0  527.2  539.3 572.7  2,151.2
Other operating income, net                                 1.5    1.6    5.6    6.3    15.0       3.4    1.7    4.0   2.0     11.1
------------------------------------------------------------------------------------------------------------------------------------
   Operating profit                                        29.0   18.3   44.0   24.1   115.4      31.4   25.7   45.0  35.3    137.4

Interest expense                                           (4.1)  (5.7)  (4.2)  (4.6)  (18.6)     (5.2)  (5.2)  (5.6) (4.8)   (20.8)
Interest and other income, net                              0.8    3.5    2.8    2.2     9.3       4.5    0.4    2.3   0.7      7.9
Minority interest                                          (3.6)  (2.7)  (4.0)  (4.0)  (14.3)     (3.0)  (1.3)  (3.5) (4.6)   (12.4)
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations before income taxes   22.1   13.4   38.6   17.7    91.8      27.7   19.6   38.2  26.6    112.1
Income tax expense                                         11.6   11.2   15.2   11.5    49.5      12.8    7.8    9.9  10.1     40.6
------------------------------------------------------------------------------------------------------------------------------------

   Income from continuing operations                       10.5    2.2   23.4    6.2    42.3      14.9   11.8   28.3  16.5     71.5

Income from discontinued operations, net of income taxes    3.1   13.1   42.4   46.9   105.5      10.9    6.8    9.8  22.5     50.0
Cumulative effect of change in accounting principle,
   net of income taxes                                       -      -      -    (5.4)   (5.4)       -      -      -     -        -
------------------------------------------------------------------------------------------------------------------------------------
Net income                                           $     13.6   15.3   65.8   47.7   142.4      25.8   18.6   38.1  39.0    121.5
====================================================================================================================================


Earnings per common share

Basic:
   Continuing operations                             $     0.19   0.04   0.41   0.11    0.75      0.28   0.22   0.52  0.30     1.31
   Discontinued operations                                 0.05   0.23   0.76   0.82    1.88      0.20   0.12   0.17  0.41     0.92
   Cumulative effect of change in accounting principle       -      -      -   (0.09)  (0.10)       -      -      -     -        -
------------------------------------------------------------------------------------------------------------------------------------
       Net Income                                    $     0.24   0.27   1.17   0.84    2.53      0.48   0.34   0.69  0.71     2.23
====================================================================================================================================

Diluted:
   Continuing operations                             $     0.19   0.04   0.41   0.11    0.74      0.27   0.22   0.51  0.29     1.29
   Discontinued operations                                 0.05   0.23   0.74   0.81    1.85      0.20   0.12   0.17  0.41     0.91
   Cumulative effect of change in accounting principle       -      -      -   (0.09)  (0.09)       -      -      -     -        -
------------------------------------------------------------------------------------------------------------------------------------
       Net Income                                    $     0.24   0.27   1.15   0.83    2.50      0.47   0.34   0.68  0.70     2.20
====================================================================================================================================
Weighted-average common shares outstanding:
   Basic                                                   55.7   56.0   56.4   57.0    56.3      53.9   54.4   54.8  55.2     54.6
   Diluted                                                 56.5   56.6   57.1   57.8    57.0      54.4   55.1   55.5  56.0     55.3
------------------------------------------------------------------------------------------------------------------------------------

                               THE BRINK'S COMPANY
                                and Subsidiaries
                                   (Unaudited)

                       Supplemental Financial Information





                                                                 2005 Quarters                           2004 Quarters
                                                                                  Full                                    Full
(In millions)                                          1st    2nd    3rd   4th    Year        1st     2nd    3rd   4th    Year
---------------------------------------------------------------------------------------------------------------------------------
   Revenues:
     Brink's                                     $    509.2  536.7  550.9  560.1 2,156.9      458.0  465.3  492.7 515.9  1,931.9
     Brink's Home Security                             91.9   96.8  100.4  103.0   392.1       82.0   85.9   87.6  90.1    345.6
---------------------------------------------------------------------------------------------------------------------------------
       Revenues                                  $    601.1  633.5  651.3  663.1 2,549.0      540.0  551.2  580.3 606.0  2,277.5
=================================================================================================================================

   Operating profit:
     Brink's                                     $     30.3   15.1   41.3   25.2   111.9       32.8   25.3   44.7  41.9    144.7
     Brink's Home Security                             22.5   23.3   21.3   20.3    87.4       19.4   19.8   20.2  21.4     80.8
---------------------------------------------------------------------------------------------------------------------------------
       Business segments                               52.8   38.4   62.6   45.5   199.3       52.2   45.1   64.9  63.3    225.5
     Former coal operations                           (13.2) (10.9)  (8.8)  (6.3)  (39.2)     (12.5) (10.1) (10.9)(12.4)   (45.9)
     Corporate                                        (10.6)  (9.2)  (9.8) (15.1)  (44.7)      (8.3)  (9.3)  (9.0)(15.6)   (42.2)
---------------------------------------------------------------------------------------------------------------------------------
       Operating profit                          $     29.0   18.3   44.0   24.1   115.4       31.4   25.7   45.0  35.3    137.4
=================================================================================================================================

   Brink's:
     Revenues:
       North America                             $    186.0  192.2  197.9  202.1   778.2      180.1  180.9  184.3 188.4    733.7
       International                                  323.2  344.5  353.0  358.0 1,378.7      277.9  284.4  308.4 327.5  1,198.2
---------------------------------------------------------------------------------------------------------------------------------
     Revenues                                    $    509.2  536.7  550.9  560.1 2,156.9      458.0  465.3  492.7 515.9  1,931.9
=================================================================================================================================
     Operating profit:
       North America                             $     12.7    9.4   16.8   10.5    49.4       12.9   13.0   14.1  15.2     55.2
       International                                   17.6    5.7   24.5   14.7    62.5       19.9   12.3   30.6  26.7     89.5
---------------------------------------------------------------------------------------------------------------------------------
     Operating profit                            $     30.3   15.1   41.3   25.2   111.9       32.8   25.3   44.7  41.9    144.7
=================================================================================================================================

   Brink's Home Security:
     Revenues                                    $     91.9   96.8  100.4  103.0   392.1       82.0   85.9   87.6  90.1    345.6
---------------------------------------------------------------------------------------------------------------------------------
     Operating profit:
       Recurring services                        $     41.5   43.7   42.3   40.0   167.5       35.1   35.7   37.2  39.8    147.8
       Investment in new subscribers                  (19.0) (20.4) (21.0) (19.7)  (80.1)     (15.7) (15.9) (17.0)(18.4)   (67.0)
---------------------------------------------------------------------------------------------------------------------------------
     Operating profit                            $     22.5   23.3   21.3   20.3    87.4       19.4   19.8   20.2  21.4     80.8
=================================================================================================================================

Costs of Former Coal Operations Included in
Continuing Operations:
Company-sponsored postretirement benefits
   other than pensions                           $      9.4    8.6    8.6    8.6    35.2        9.4    9.2    9.3   9.2     37.1
Black lung                                              1.2    1.0    0.9    1.0     4.1        1.5    1.2    1.0   1.1      4.8
Pension                                                 1.0    1.2    1.2    1.1     4.5        0.6    0.5    0.3   0.4      1.8
Administrative, legal and other expenses, net
Gains on sale of property and equipment and
   other income (a)                                     1.6    0.1   (1.9)  (4.4)   (4.6)       1.0   (0.8)   0.3   1.7      2.2
---------------------------------------------------------------------------------------------------------------------------------
Costs of former coal operations                 $      13.2   10.9    8.8    6.3    39.2       12.5   10.1   10.9  12.4     45.9
=================================================================================================================================


(a) The company recognized gains of $2.8 million in the third quarter of 2005 and $3.0 million in the fourth quarter of 2005 related to recognizing deferred gains on the 2003 sale of its West Virginia coal operations. In addition, the company recognized a $3.1 million gain in the fourth quarter of 2005 from the settlement of royalty obligations for former Kentucky coal operations.

                               THE BRINK'S COMPANY
                                and Subsidiaries


                 Supplemental Financial Information (continued)
                                   (Unaudited)



                       INCOME FROM DISCONTINUED OPERATIONS


                                                                       2005 Quarters                         2004 Quarters
                                                                                        Full                                  Full
(In millions)                                             1st    2nd     3rd    4th     Year      1st    2nd    3rd   4th     Year
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) on sales of:
   BAX Global (costs associated with sale)                 -      -       -     (2.8)    (2.8)     -      -      -      -      -
   Timber                                            $     -      -       -      -        -       18.8    1.9    -      -     20.7
   Gold                                                    -      -       -      -        -       (0.9)   -      -      -     (0.9)
   Coal                                                    -      -       -      -        -        -      -      -      5.0    5.0

Income (loss) from operations:
   BAX Global (a)                                          6.9   14.9    21.1   43.9     86.8      1.3   10.9   13.4   23.9   49.5
   Timber                                                  -      -       -      -        -       (0.5)   -      -      -     (0.5)
   Gold                                                    -      -       -      -        -       (1.2)   -      -      -     (1.2)

Adjustments to contingent assets and liabilities of
   former operations:
   Litigation settlement gain (b)                          -      -       -     15.1     15.1      -      -      -      -      -
   Health Benefit Act                                      -      -       -      2.3      2.3      -      -      -      3.2    3.2
   Reclamation liabilities                                (3.6)  (1.2)    -     (1.4)    (6.2)     -      -      -     (0.1)  (0.1)
   Workers' compensation liabilities                       -      -       -      0.4      0.4      -      -      -     (4.9)  (4.9)
   Withdrawal liability                                    -      6.1     -      -        6.1      -      8.1    -      7.3   15.4
   Other                                                   0.2    0.3    (0.2)  (0.2)     0.1     (2.9)  (0.7)   0.7   (0.4)  (3.3)
------------------------------------------------------------------------------------------------------------------------------------
Income from discontinued operations before income taxes    3.5   20.1    20.9   57.3    101.8     14.6   20.2   14.1   34.0   82.9
Income tax (expense) benefit (c)                          (0.4)  (7.0)   21.5  (10.4)     3.7     (3.7) (13.4)  (4.3) (11.5) (32.9)
------------------------------------------------------------------------------------------------------------------------------------
Income from discontinued operations                  $     3.1   13.1    42.4   46.9    105.5     10.9    6.8    9.8   22.5   50.0
====================================================================================================================================

(a) In January 2006, the company sold its BAX Global operations for $1.1 billion. BAX Global's results of operations have been reported as discontinued operations for all periods presented.
(b) The company reached an agreement with the U.S. government in the fourth quarter of 2005 related to refunds of prior-year Federal Black Lung Excise Tax payments. The company received refunds of $15.1 million in early 2006.
(c) During the third quarter of 2005, the company finalized discussions with the Internal Revenue Service over certain tax credit carryforwards related to the former natural resources businesses. The company recognized a $27.4 million tax benefit in the third quarter of 2005 in discontinued operations as a result of resolving these discussions. The benefit does not result in current cash receipts but has increased the company's tax credit carryforwards available to reduce future U.S. income tax payments.

                               THE BRINK'S COMPANY
                                and Subsidiaries

                 Supplemental Financial Information (continued)
                                   (Unaudited)



                         SELECTED CASH FLOW INFORMATION





                                                                       2005 Quarters                           2004 Quarters
                                                                                        Full                                   Full
(In millions)                                             1st     2nd     3rd     4th   Year        1st    2nd    3rd   4th    Year
------------------------------------------------------------------------------------------------------------------------------------
   Depreciation and amortization:
     Brink's                                         $    21.2    22.9   23.0    23.4   90.5        19.1  19.4    19.4  23.1   81.0
     Brink's Home Security                                13.9    14.3   14.7    15.2   58.1        12.5  12.6    12.9  13.5   51.5
     Corporate                                             0.2     -      0.2     0.3    0.7         0.4   -       0.1   0.2    0.7
------------------------------------------------------------------------------------------------------------------------------------
       Depreciation and amortization                 $    35.3    37.2   37.9    38.9  149.3        32.0  32.0    32.4  36.8  133.2
====================================================================================================================================

   Capital expenditures:
     Brink's                                         $    31.4    18.0   23.9    35.7  109.0        16.1  16.2    17.5  26.4   76.2
     Brink's Home Security (a)                            43.2    37.8   38.7    42.5  162.2        26.7  29.4    30.7  30.8  117.6
     Corporate                                             0.1     0.1    0.3     -      0.5         0.3   0.1     0.4   0.3    1.1
------------------------------------------------------------------------------------------------------------------------------------
       Capital expenditures                          $    74.7    55.9   62.9    78.2  271.7        43.1  45.7    48.6  57.5  194.9
====================================================================================================================================

(a) Capital expenditures at BHS in the first quarter of 2005 include $10.2 million for the purchase of BHS's headquarters. The facility was previously leased. BHS capital expenditures for 2005 also include $7.4 million for the development of the Knoxville facility.


   Other Brink's Home Security cash flow information:
     Impairment charges from subscriber disconnects  $     8.8    10.8   13.3    12.3   45.2         8.7  10.2    10.5   9.0   38.4
     Amortization of deferred revenue                     (6.5)   (7.2)  (8.0)   (7.8) (29.5)       (6.1) (6.6)   (6.8) (6.6) (26.1)
     Deferral of subscriber acquisition costs
       (current year payments)                            (5.0)   (6.0)  (5.9)   (6.0) (22.9)       (4.7) (4.7)   (5.0) (5.1) (19.5)
     Deferral of revenue from new subscribers
       (current year receipts)                             9.6    10.2   10.4    10.5   40.7         8.1   8.7     9.1   8.7   34.6
====================================================================================================================================





                                      # # #